Subsequent Events	9 Months Ended
May. 31, 2015
Subsequent Events [Abstract]
Subsequent Events

(12) Subsequent Events

On June 19, 2015, the Company announced the continued realignment of its business to focus on food and forage opportunities and biotechnology traits for sugarcane and other crops. As part of the realignment, the Company is restructuring its Brazilian seed operations and exploring discussions with local partners and collaborators to support the continued development and commercialization of the Company's technology in Brazil. The restructuring of the Company's Brazilian seed operations, which is expected to be substantially completed by October 31, 2015, includes, among other actions, a workforce reduction that will impact 14 positions in Brazil primarily related to administration, operations and manufacturing as well as 2 support positions in the United States. The Company estimates that it will incur total charges of approximately $0.6 million over the next five months with respect to these workforce reductions in Brazil and the U.S., including $0.1 million in continuation of salary and benefits of certain employees until their work is completed and their positions are eliminated, and $0.5 million of one-time severance and other costs, all of which will be cash expenditures.